PEDEVCO CORP.

(PACIFIC ENERGY DEVELOPMENT)

NYSE MKT: PED

Noble Financial Capital Markets Equity Conference Presentation

January 18, 2016

Pacific Energy
DEVELOPMENT





CAUTIONARY STATEMENT

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; our satisfactory completion of due diligence of GOM Holdings; our ability to consummate the proposed business combination with GOM Holdings; any delay or inability to obtain necessary approvals or consents from third parties; our and GOM Holdings' ability to restructure our respective existing debt facilities; our ability to maintain our listing on the NYSE MKT; our ability to realize the anticipated benefits from the proposed business combination with GOM Holdings; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Pacific Energy DEVELOPMENT

THE COMPANY

Developing operated oil & gas assets in the Denver-Julesburg Basin ("D-J Basin")


COLORADO
Weld County
Wattenberg Extension
Greeley
Wattenberg Core
Morgan County
D-J Basin Asset

Ticker	NYSE MKT: PED
Assets	~19,000 net acres 53 gross wells 14 gross operated wells
Headquarters	Danville, CA (Corporate) Houston, TX (Technical Operations)
Operating Subsidiary	Red Hawk Petroleum
Field & Zones	Wattenberg & Extension Zones: Niobrara A,B,&C Codell, & Greenhorn

A HISTORY OF CONTINUOUS GROWTH


FOUNDED
2011
FEB/APR
Founded as private company; entered into agreement with STXRA
2011 NOV
Acquired legacy, non-core Niobrara asset
2012 MAR
Acquired leases in Mississippian Lime
2012 APR
Commence Production
2012 MAY
Acquired White Hawk Petroleum
PUBLIC LISTING
2012 JUL
Became a public company (OTC Bulletin Board)
NYSE LISTING
2013 SEP
(NYSE MKT: PED)
Acquired interest in production license in Kazakhstan
2014 MAR
Acquired ~14,000 net acres and 40 producing wells in D-J Basin from Continental Resources
2015 JAN
Announced IP of 3 Loomis Wells
2015 FEB
Acquired additional D-J Basin interests, divested legacy non-core acreage
2015 DEC
Announced agreement to merge with GOM Holdings

Pacific Energy DEVELOPMENT

PEDEVCO MANAGEMENT TEAM

Frank Ingriselli
Chairman, CEO



- Past President of Texaco International Operations
- Past President of Texaco Technology Ventures
- Past founder and CEO of CAMAC Energy
- Past CEO of Timan Pechora Company
- Led team that established the first successful Chinese oil contract by a foreign entity

Michael Peterson
President, CFO



- Past Chairman and CEO of Solargen Energy, Inc.
- Past Interim CEO and Director of Blast Energy Services
- Founder and Managing Partner - Pascal Management
- Past Managing Partner, Co-founder and Director of Venture Investing - American International Partners
- First Vice President, Merrill Lynch
- Vice President, Goldman Sachs

Clark Moore
EVP & General Counsel



- Past Lead in-house Corporate Counsel and Secretary of CAMAC Energy
- Former attorney at the law firms of Venture Law Group and Heller Ehrman LLP
- J. D. degree with distinction from Stanford Law School

Dan Mason
VP of Corporate Development



- Formerly with Triangle Petroleum in finance and corporate development for parent co and midstream JV (Caliber Midstream)
- Past Associate at Alinda Capital Partners on Sourcing & Execution Team
- Former Analyst in J.P. Morgan's Natural Resources Investment Banking Team
- MBA from The Wharton School of the University of Pennsylvania

Pacific Energy Development

TECHNICAL/OPERATING EXPERTS

Michael Rozenfeld VP of Geosciences	• Co-Founder of South Texas Reservoir Alliance • Former Lead Reservoir Engineer and Petrophysicist at Rosetta Resources and Shell • BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas
Kris Johnson VP of Operations	• Former Asset & Ops Engineer at Citation Oil & Gas where he led exploration drilling programs • Experience in properties management, capital projects implementation and acquisition development • BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas
Hakim Benhammou Manager, Exploration & Production	• Reservoir production specialist • Optimized & improved thousands of producing wells • Instrumental in drilling and completing Bone Springs horizontals and recompletions years before the play was on the map • BS Petroleum Engineering from the University of Texas
Richard Wilde Manager, Operations	• Lead operator; has overseen the drilling of over 400 horizontal wells (4.4 million FT) • Managed drilling rig scheduling of up to 25 rigs in his previous career at XTO in partnership with Exxon • BS Petroleum Engineering from the University of Texas

BOARD OF DIRECTORS

Frank Ingriselli
Chairman, CEO



- Chairman and CEO of Pacific Energy Development (NYSE: PED)
- Founder and former President and CEO of CAMAC Energy
- President of Texaco International
- President of Texaco Technology Ventures
- CEO of Timan Pechora Company
- Led team that established the first successful Chinese oil contract by a foreign entity

David C. Crikelair
Director



- Over 40 years experience in corporate finance, banking, capital markets and financial reporting in the energy industry
- Managing Partner, FrontStreet Partners, LLC
- Vice President, Treasurer, and Head of Alternate Energy, Texaco Inc.
- CFO, Equilon Enterprises, LLC – largest downstream company in the United States
- Director, Caltex Petroleum Corporation
- MBA, Corporate Finance from NYU

Elizabeth P. Smith
Director



- Over 30 years experience in corporate compliance, investor relations, and law in the energy industry
- Vice President-Investor Relations and Shareholder Services, Texaco Inc.
- Corporate Compliance Officer, Texaco Inc.
- Former member and past President of Investor Relations Association and the Petroleum Investor Relations Institute
- JD from Georgetown University Law Center

David Steinberg
Director



- Co-Chief Risk Officer at Platinum Partners
- Leads the Structured Products Risk Group responsible for investment underwriting and risk management of asset based lending and private equity investment strategies
- Portfolio Manager of Platinum Partners's Special Situations Financing Group
- MBA from New York Institute of Technology

Pacific Energy DEVELOPMENT

PED'S PRIME LOCATION IN D-J BASIN

Acreage in the heart of Wattenberg, Wattenberg Extension & Colorado Mineral Belt



Weld County
noble energy
WHITING
CARRIZO
SYNERGY
RESOURCES CORPORATION
noble energy
BONANZA CREEK
PDC ENERGY
Greeley
Anadarko
Petroleum Corporation
noble energy
encana
Morgan County

Pacific Energy DEVELOPMENT

WELL COSTS CONTINUE TO DECREASE

Significant reductions in well costs realized since late 2014 /early 2015 in D-J Basin

$ in millions		Length of Lateral		
Name	Ticker	Short	Long	Prev.[1]
Bill Barrett	BBG	-	$5.6	$8.3
Bonanza Creek[2]	BCEI	$2.7	-	$4.5
Carrizo	CRZO	$2.8	-	$3.6
Noble Energy	NBL	$3.0	-	$4.8
PDC Energy	PDCE	$2.9	$5.0	$4.2
Synergy Resources	SYRG	$2.5	-	$4.4
Average		$2.8	$5.3	
Previous Costs		$4.3	$8.3	
Reduction		(34.8%)	(36.1%)	

(1) Per publicly available company investor presentations as of late 2014 / early 2015
(2) Excludes RMI Drilling Incentive

Pacific Energy DEVELOPMENT

D-J BASIN ECONOMICS REMAIN RESILIENT

PED's assets in Colorado provide attractive returns especially relative to other basins



Internal Rate of Return (IRR)
30%
25%
20%
15%
10%
5%
0%
PED near-term development contemplates drilling XRL wells(1)
Niobrara - XL
Eagle Ford - Oil Window
Cana - Springer Shale
Wolfcamp - N. Midland (Horizontal)
Utica - Dry Gas
Eagle Ford - Liquids Rich
Bone Spring (1st / 2nd) - NM
Niobrara - Wattenberg
Barnett Shale - Core
Marcellus Shale - NE
Fayetteville Shale
Cana - SCOOP Condensate
Yeso
Marcellus Shale - SW
Mississippian Horizontal - East
Pinedale
Wolfcamp - S. Midland (Horizontal)
Wolfcamp - S. Delaware (Horizontal)
Wolfberry
Marcellus Shale - Super Rich
Utica - Wet Gas
Eagle Ford Shale - Dry Gas
Bakken Shale
Cotton Valley Horizontal
Marcellus Shale - SW Liquids Rich
Barnett Shale
Uinta - Green River
Piceance Basin Valley
Mississippian Horizontal - West
Bone Spring (3rd) - W TX
Utica - Condensate
Three Forks
Tuscaloosa Marine Shale
Uinta - Wasatch (H)
Wolfcamp - N. Delaware (Horizontal)
Cana - SCOOP Oil
Uinta - Wasatch (V)
Haynesville Shale - Core LA / TX
Barnett Shale - Southern Liquids Rich
Granite Wash - Liquids Rich Horiz.
Woodford Shale - Arkoma
Haynesville/Bossier Shale - NE TX

Year:	2015	2016	2017	2018	2019	2020	2021	2022+
WTI Oil:	$47.54	$50.71	$54.07	$56.63	$58.45	$59.79	$59.79	$59.79
NYMEX Gas:	$2.76	$2.94	$3.11	$3.17	$3.22	$3.32	$3.32	$3.32

Source: Credit Suisse Equity Research, futures strip as of September 2015, assumes 20% cost deflation from 3Q14 well costs
(1) XRL (aka "XL") wells are ~9,000' laterals

SUMMARY OF PROPOSED TRANSACTIONS

On December 30, 2015, the Company announced the following transactions:

1. Termination of Dome Merger	• Terminated due to the continued downturn in oil prices and challenging market environment • GOM Holdings merger more accretive
2. Entry into Merger Agreement with GOM Holdings, LLC	• Acquisition of GOM Holdings by issuing a combination of common and preferred shares • Fully diluted, pro forma shares outstanding of ~812mm, of which PED's shares represent 14% (112mm[1]) • Existing PEDEVCO Board and Management to remain in place • Merger is contingent upon restructuring of GOM Holdings' debt on terms acceptable to PED in its sole discretion

(1) Comprised of approximately 45.2mm shares as of Q3 ended September 30, 2015 and 67k preferred shares (convertible to common on 1,000:1 basis)

Pacific Energy Development

MERGER WITH GOM HOLDINGS

Proposed Transaction

- PED to acquire (via wholly-owned acquisition sub) 100% of GOM Holdings, LLC in exchange for the following:

Security	Consideration
PED Common Stock	1.6 million shares
PED Series B Convertible Stock	698k shares (convertible to common on 1,000:1)
Subordinated Debt	$125 million
Letter of Credit	$30 million (Undrawn)

  - **PED's current shareholders will own ~14% of pro forma shares outstanding (~112mm of ~812mm total outstanding)**
- Terms of Series B Convertible Preferred Stock
  - Substantially similar liquidation and dividend terms as Series A Preferred
  - Only convertible into common shares upon shareholder & NYSE approval

Pacific Energy DEVELOPMENT

MERGER ACCRETIVE TO PED SHAREHOLDERS

Valuation Considerations



Boepd(1)
PV-10 of 1P ($mm)(2)
$'000s
Mm shares
100%
95%
90%
85%
80%
75%
300 (10%)
2,700 (90%)
$41(1) (8%)
$500 (92%)
$100 (8%)
$1,000 (92%)
Avg.
PED = 8.4%
GOM = 91.6%
112 (14%)
700 (86%)
~6% Incremental value for PED shareholders
= PED
= GOM Holdings
Production
Reserve Value
Monthly EBITDA
Common Shares

(1) Company estimates as of December 2015

(2) PED value at anticipated SEC pricing for 2015 (~$50/bbl and $2.59/mcf gas); assumes additional working interest in operated PUDs due to non-consenting non-operated partners; Gulf assets valued using forward strip pricing as of October 2015; California assets valued using YE 2014 reserve report discounted by ~50% to reflect year-over-year decrease in anticipated SEC pricing for 2015

Pacific Energy DEVELOPMENT

GOM HOLDINGS' ASSETS

Near-term, low risk development opportunities in shallow offshore assets

Development Projects	Project #1	Project #2
Description	2-well shallow offshore redevelopment	3-well shallow offshore development
Total Capex	$40mm	$105mm ($45mm funded by reinvested cash flow)
Incremental Production (Boepd)	2,200	5,000
Incremental Monthly Net Revenue[1]	$3.7mm	$5.6mm
Payback Period (Months)	11	19

Note: Based on GOM Holdings' estimates
(1) Assumes $35/bbl oil and $2.40/mcf gas

Pacific Energy DEVELOPMENT

KEY STATISTICS (Post Merger)

Market Cap[1]	**$195 mm**
Less: Cash[2]	1 mm
Plus: Debt	175 mm
Plus: Preferred Equity	n/a
Enterprise Value	**$368 mm**

Proved Reserves[3]	**38.8 Mmboe**
PV-10 of Proved Reserves[3]	**~$541 million**
Net Production[4]	**~3,000 boepd**

Common Shares Out.	812 million
Institutional Ownership	~85%

Proved Reserves by Location


21%
20%
59%
Colorado
Gulf (TX, LA)
California

Proved Reserves by Product


38%
38.8
MMboe
62%
Liquids
Rich
Oil[5]
Gas

(1) Market price as of January 6, 2016; pro forma assuming GOM Holdings transaction consummated
(2) As of Q3 10-Q filing
(3) PED value at anticipated SEC pricing for 2015 (~$50/bbl and $2.59/mcf gas); assumes additional working interest in operated PUDs due to non-consenting non-operated partners; Gulf assets valued using forward strip pricing as of October 2015; California assets valued using YE 2014 reserve report discounted by ~50% to reflect year-over-year decrease in anticipated SEC pricing for 2015
(4) Estimate as of Q4 2015
(5) Includes natural gas liquids

Pacific Energy DEVELOPMENT

THE COMPANY (Post Merger)

Developing diverse oil & gas assets across the United States

Ticker: PED (NYSE MKT)
HQ: Danville, CA

COLORADO




Weld County
Wattenberg Extension
Greeley
Wattenberg Core
Morgan County
D-J Basin Asset

CALIFORNIA


CALIFORNIA
Monterey Formation
SAN FRANCISCO
MONTEREY
BAKERSFIELD
SANTA BARBARA
LOS ANGELES
PACIFIC
OCEAN
N

GULF OF MEXICO
(Louisiana & Texas)


United States of America
N
Cuba
Belize
Mexico

Pacific Energy DEVELOPMENT

RATIONALE FOR MERGER WITH GOM HOLDINGS


Asset Scale & Diversification
Increase Asset Base and Cash Flow
Ability to Restructure Debt and Access Capital
Seasoned Complementary Teams

Pacific Energy DEVELOPMENT

COMPANY STRATEGY

- Acquisition of GOM Holdings


Acquire Premier Assets
Restructure Debt
Reduce Costs
Strategically Allocate Capital
Maximize Shareholder Value

- Reduce cost of debt to execute long-term strategic plan
- Reduce D&C, operating and G&A costs
- Drill highest return locations
- Generate strong returns

Pacific Energy Development

INVESTMENT HIGHLIGHTS

Assets in Low Cost, High Return Locations	• Existing onshore and offshore drilling locations with attractive economics at current prices
Growth Potential	• ~1,000 gross drilling locations (200-250 operated) in CO • 2 low-risk near-term projects in shallow offshore areas
Access to Infrastructure	• 100% of CO wells connected to gas sales • Crude differentials < $5.00/bbl WTI • Infrastructure in place for new off-shore wells
Experienced Management & Board	• Management team and Board with 125+ years of industry experience • Technical team has drilled 500+ horizontal shale wells
Restructuring of Debt Increases Access to Capital	• Restructuring debt in GOM Holdings transaction will increase access to additional sources of capital

Pacific Energy Development

CORPORATE HEADQUARTERS

4125 Blackhawk Plaza Circle, Suite 201
Danville, CA 94506

Tel: 855-PEDEVCO / 925-271-9314
contact@pacificenergydevelopment.com

Corporate website:
www.PacificEnergyDevelopment.com

Pacific Energy DEVELOPMENT